U.S. Rare Earths, Inc.

MINING THE FUTURE

INVESTOR PRESENTATION

MARCH 2015

Cautionary Note Regarding Forward Looking Statements

Certain statements included in this presentation may be considered forward-looking. All statements in this presentation that are not historical facts are forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from those implied by such statements, and therefore these statements should not be taken as guarantees of future performance or results. Such statements include, but are not limited to, rare-earth industry risks, estimates of mineralized materials, litigation risks, plans to raise capital, and board, management and governance risks. These statements are based on our management's beliefs and assumptions and on information currently available to our management. It is important to note that forward-looking statements are not guarantees of future performance, and that our actual results could differ materially from those set forth in any forward-looking statements. Due to risks and uncertainties, actual events may differ materially from current expectations. For a more in depth discussion of these and other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading "Risk Factors" in our S-1/A registration statement and annual report on Form 10-K for the year ended 2014 filed by U.S. Rare Earths, Inc. with the SEC. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

U.S. Rare Earths Overview

- **Mineral exploration company headquartered in Texas**
- **Controls approx. 22,000 acres across six project areas with approx. 1,250 claims in Colorado & Idaho / Montana (Lemhi Pass regions)**
- **USRE Properties hold all of the Rare Earth Elements, including the 5 Critical Rare Earth Oxides: Nd, Dy, Eu, Y, Tb ("CREO")**
- **Europium & Neodymium-Rich Dark Monazite deposit, used for phosphors (display monitors, lighting & lasers)**
- **Experienced Leadership: General Tommy Franks, Gov. Robert Kerry, John Victor Lattimore, Jr., Reagan Horton, Mark Crandall & Kevin Cassidy**
- **Executive officers and directors beneficially own greater than 40% of the common stock**

U.S. Rare Earths
MINING THE FUTURE

Management & Directors

John Victor Lattimore, Jr., Chairman of the Board:

Mr. Lattimore was appointed Chairman of the Board of Directors on June 27, 2011. Since 1996, Mr. Lattimore has served as President and Chairman of the Board of Lattimore Properties, Inc. of Plano, Texas. From 1986 to 2011, he was President of Lattimore Materials Company, LP, whose operations included seven aggregate mines, 26 ready mix concrete plants, four rail terminals and over 400 mixer and haul trucks. Lattimore Materials is the U.S.'s premier concrete and aggregates supplier in the Southwest. Mr. Lattimore is a member of the Board of the Congressional Medal of Honor Foundation. He is also on the board of the National Center for Policy Analysis, a Dallas, Texas and Washington, D.C. based public policy think tank.

Kevin M. Cassidy, CEO, President & Director:

Mr. Cassidy was appointed as Director in March 2011 followed by his appointment as Chief Executive Officer in December 2012. Mr. Cassidy is the CEO of Logic International Consulting Group, LLC. Previously, Mr. Cassidy was a Founding Partner & Chief Operating Officer of Archeus Capital Management, LLC, COO of Bank Julius Baer. While at UBS, Mr. Cassidy was also President of UBS Securities Swaps Inc. and Managing Director and Global Head of Fixed Income Derivatives Support. He began his career at Merrill Lynch.

Mark Crandall, Director & Audit Committee Chair:

Mr. Crandall was appointed as a director on June 27, 2013. Mr. Crandall co-founded Morgan Stanley's energy business in the early 1980s. In 1993 he became a founding partner in Trafigura, an energy trading company, which grew to $30 billion in sales and 1,000 employees in 58 offices worldwide. During his tenure with Trafigura, Mr. Crandall was responsible for electricity trading across Europe, which spurred his interest in renewable generation technologies. Later, Mr. Crandall started Continental Wind Power (CWP), an alternative energy power company, in 2005 by investing his own personal funds in broader emerging markets, including Polish and Romanian wind development, before eventually bringing in outside capital when CWP was officially formed in 2007.

Management & Directors

General Tommy Franks, Director & Nomination & Governance Committee Chair:

General Franks was appointed as a director in August, 2013. General Franks joined the United States Army, and in 1967, as a distinguished graduate of the Artillery Officer Candidate School, he was commissioned a Second Lieutenant and sent to Vietnam. In June 2000, he was promoted to a four-star General and assigned as Commander-in-Chief, United States Central Command. Its in this position that the world knows Tommy Franks best as the culmination of an almost four-decade military career that saw him lead American and Coalition troops in two strategically unprecedented campaigns in two years of Operation Enduring Freedom in Afghanistan and Operation Iraqi Freedom in Iraq.

The General's awards include five Distinguished Service Medals, four Legions of Merit, four Bronze Stars and three Purple Hearts in addition to numerous foreign awards. He was appointed Knight Commander of the Order of the British Empire (KBE) by order of Her Majesty Queen Elizabeth II on May 25, 2004. In addition, President George W. Bush awarded him the Nation's highest civilian award, the Presidential Medal of Freedom, on December 14, 2004.

J. Robert Kerrey, Director, Audit & Nomination & Governance Committees:

Mr. Kerrey was appointed as a director on July 1, 2013. Mr. Kerrey served as Governor of Nebraska from 1982 to 1987, and was later elected to two terms as U.S. Senator from Nebraska, retiring in 2000. While serving in the Senate, he sat on the Senate Select Intelligence Committee, which exercises oversight authority over all U.S. intelligence agencies including the military intelligence program. A former member of the elite Navy SEAL Team, Governor Kerrey is a highly decorated Vietnam veteran who was awarded the Congressional Medal of Honor -- America's highest military honor. From 2001 to 2010, Governor Kerrey served as President of the New School for Social Research in New York City, and as President Emeritus until January 2013.

Management & Directors

Reagan Horton, Director:

Mr. Horton was appointed as a director on November 14, 2013. Since 2004, Mr. Horton has served as President of RMDM Management, LLC., a private investment company, and has managed investments in commercial real estate, equity and fixed income portfolios, oil and gas royalty portfolios, as well as large scale farming and ranching operations. Mr. Horton received a Bachelors of Business Administration from Southern Methodist University.

Scott Chrimes, CFO:

Mr. Chrimes is Vice-President, Chief Financial Officer and Secretary/Treasurer of Lattimore Properties, Inc., a privately owned Texas based company with real estate holdings currently in Texas, Colorado and Mexico. Lattimore Properties, Inc. also has significant investments in both privately owned and publicly traded ventures involved in mining, pharmaceuticals and software development. Lattimore Properties, Inc. recently sold Lattimore Materials Company, one of the largest privately owned concrete production and aggregate mining companies in the United States which operated 26 mines, 8 processing plants and employed more than 1,600 people. Mr. Chrimes has over thirty-five years of broad financial and administrative experience in several industries. In his many roles, he has developed accounting systems, presided over several acquisitions, participated in labor negotiations, raised tens of millions of dollars in financing for capital intensive industries and coordinated tax and legal affairs.

Diane Cassidy, CAO:

Ms. Cassidy has served as our Chief Administrative Officer since June 2013. In addition, Ms. Cassidy has served as Chief Operating Officer of Logic since 2010 where she is responsible for treasury and cash management, investor relations, business planning, media outreach, major sales and marketing efforts, quality control, employee/HR matters and managing internal systems and business processes. Prior to joining Logic, from 2008 to 2010, Ms. Cassidy was Head of North American Business Development for the Bank of New York Mellon Corporation. While there, Ms. Cassidy was responsible for business strategy, business development, existing client relationships and new product development. Ms. Cassidy offers more than 30 years of accomplish laden experience in the financial services industry. She began her career at Citibank in the Custody and Securities Lending Division and spent 20 years with the bank. She earned a BS in Education from Brooklyn College.

What are Rare Earth Elements?


Rare Earth Elements
by Geology.com
H He
Li Be B C N O F Ne
Na Mg Al Si P S Cl Ar
K Ca Sc Ti V Cr Mn Fe Co Ni Cu Zn Ga Ge As Se Br Kr
Rb Sr Y Zr Nb Mo Tc Ru Rh Pd Ag Cd In Sn Sb Te I Xe
Cs Ba La-Lu Hf Ta W Re Os Ir Pt Au Hg Tl Pb Bi Po At Rn
Fr Ra Ac-Lr Rf Db Sg Bh Hs Mt
Lanthanides
La Ce Pr Nd Pm Sm Eu Gd Tb Dy Ho Er Tm Yb Lu
Actinides
Ac Th Pa U Np Pu Am Cm Bk Cf Es Fm Md No Lr


Last Chance Ore

- **There are 15 rare earth elements (REEs), 14 within the chemical group called lanthanides, plus yttrium**
- **The oxides produced from processing REEs are collectively referred to as Rare Earth Oxides ("REO")**
- **5 of these have been deemed "critical" by the Department of Energy and are referred to as Critical Rare Earth Oxides ("CREO") : Nd, Dy, Eu, Y, Tb**
- **Critical REEs are traditionally used in phosphors & magnets**
- **Company properties hold all 5 CREOs**
- **Critical Rare Earth Elements ("CREE") are less prevalent, thus, command higher sales prices**

U.S. Imports >90% of Rare Earths from China



Russia and other former Soviet Union countries
Mine Production (mt) -
Reserves (mmt) 19.0
Reserve Base (mmt) 21.0
Canada
United States *
Mine Production (mt) none
Reserves (mmt) 13.0
Reserve Base (mmt) 14.0
Molycorp
1% from Russia
3% from France
91% from China
3% from Japan
2% from Other
$7 Trillion
Concentrate
FOB China
China
Mine Production (mt) 105,000
Reserves (mmt) 55
Reserve Base (mmt) 89
India
Mine Production (mt) 2,800
Reserves (mmt) 2.7
Reserve Base (mmt) 1.3
Brazil
Mine Production (mt) 250
Reserves (mmt) small
Reserve Base (mmt) -
Malaysia
Mine Production (mt) 280
Reserves (mmt) small
Reserve Base (mmt) -
Australia
Mine Production (mt) -
Reserves (mmt) 1.6
Reserve Base (mmt) 5.8
S. Africa

-$4 Billion REO Market
-$7 Trillion Consumer Products
-Annual Production 120,000 Tons

* 2013 Est. 4,000 mt (USGS, 2014)

Source: U.S. Geological Survey, Mineral Commodity Summaries, 2008-2013. (Figure created by CRS R41347)

U.S. Imports from China to Support its Strategic Defense



Naval Laser
Laser/ Missile Defense
F35 Joint Strike Fighter

- **January 2015 - China lifts restrictions on rare earths exports and implements export license system. The major drive is to consolidate the industry into six Chinese conglomerates**
- **It is anticipated that China will be a net importer of CREEs within the next several years**
- **U.S. military needs rare earths for night-vision goggles, cruise missiles, the Naval laser & other high-tech weapons**
- **U.S. granted a large number of waivers for use of Chinese metals in F-35 – Specifically NdFeB Magnets – Jan. 2014**

Source: http://www.eastasiaforum.org/2014/10/30/does-the-wto-ruling-against-china-on-rare-earths-really-matter/
Source: National Geographic.com/2011/06/rare-earth-elements/folger-text
Source: IHS Jane's Defense Weekly, January 5, 2014

5 Critical Rare Earths Plus 2

Magnets


66
162.5
Dy
Dysprosium

Dysprosium

CREE: Dysprosium is identified as one of the "critical rare earth elements" due to its sufficiently short supply. Dysprosium is used in permanent magnets and in hybrid engines.


60
144.24
Nd
Neodymium

Neodymium

CREE: Neodymium is used as an auto catalyst, in petroleum refining, in hard drives of laptops, in headphones and in hybrid engines.

Phosphors


65
158.92
Tb
Terbium

Terbium

CREE: Terbium is used in phosphors and permanent magnets and is considered a critical rare earth element due to short supplies.


39
88.906
Y
Yttrium

Yttrium

CREE: Yttrium phosphors are used in fluorescent lamps. Yttrium is also found in ceramics and as a metal alloy agent. Yttrium is also defined as one of the "critical rare earth elements."


63
151.96
Eu
Europium

Europium

CREE: Europium is also considered a "critical rare earth element." Applications for Europium include the red color for televisions and for computer screens.

Plus 2


64
157.25
Gd
Gadolinium

Gadolinium

HREE: Gadolinium is considered a "heavy rare earth element." The major end use for this element is for use in magnets.


59
140.91
Pr
Praseodymium

Praseodymium

LREE: Praseodymium is primarily used in magnets. This element is considered a "light rare earth element."

7 REOs = 97% USRE Economic Value

CREE: Critical Rare Earth Elements

Critical Rare Earths Uses: Magnets (Nd, Dy, Tb, Pr)


WIND POWER
FIGURE 18. WIND POWER GLOBAL CAPACITY, 1996-2012
6.1 7.6 10 14 17 24 31 39 48 59 74 94 121 159 198 238 283
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

- **"Global Wind Energy Council prediction indicates the generation of an additional 250 GW of wind energy will require 167,000 tonnes of rare earth metals"(1)**
- **A Magnet in a large wind turbine may contain 500 lbs or more of Neodymium(2)**

- **Global Electric Vehicle Production to increase 21 Million Units by 2021(3)**
- **Approx. 20 lbs of REEs in the battery alone of a Toyota Prius(2)**


UV Cut Glass
• Cerium
LCD Screen
• Europium
• Yttrium
• Cerium
Glass and Mirrors Polishing Powder
• Cerium
Toyota Prius
Diesel Fuel Additive
• Cerium
• Lanthanum
Component Sensors
• Yttrium
Hybrid NiMH Battery
• Lanthanum
• Cerium
Hybrid Electric Motor/Generator
• Neodymium
• Praseodymium
• Dysprosium
• Terbium
Catalytic Converter
• Cerium
• Lanthanum
Headlight Glass
• Neodymium
25+ Electric Motors
• Neodymium magnets
Courtesy of American Elements © 2012

(1) Wind Energy Outlook, Global Wind Energy Council, 2010
(2) National Geographic.com/2011/06/rare-earth-elements/folger-text
(3) http://smartgridinsights.com/market-data/global-electric-vehicle-forecast-2013-2021

Critical Rare Earths Uses: Phosphors (Eu, Tb, Y)







- **Phosphors produce the colors that we see in the electronics we rely on**
- **Smaller percentage used of Total Rare Earth Oxides (TREO) by weight but account for a much greater share of revenue from their sale**
- **The segments of REs used in their production expect to have strong percentage growth in the coming years**
- **Potential growth areas expect to include commercial lighting applications from third world countries and energies markets**
- **Price of Europium maintains a very high selling price point ($704/kg January 15, 2015) over the other more common REs**

USRE – Last Chance Portfolio Dispersion by Value

7 REOs = 97% Value of Last Chance

2014ye



Y
1%
Gd
7%
Pr
6%
Dy
7%
Nd
19%
Tb
5%
Eu
55%
Eu
5.7%wt
55% Value
Nd
23.9%wt
19% Value

19% Growth in Value

2018f



Y
1%
Gd
8%
Pr
10%
Dy
6%
Nd
29%
Tb
5%
Eu
41%
Eu
5.7%wt
41% Value
Nd
23.9%wt
29% Value

$127/ kg

$151/ kg

(1) Source: Activation Laboratories, Ltd. assays on drill core and surface samples statistically averaged over mineralized tonnage estimate
(2) Metal Pages, Deutsche Bank 2013

Success Factors: Domestic Mining-Friendly Location



TOPO! map printed on 09/29/10"
NATIONAL GEOGRAPHIC
Sheep Creek, Montana
North Fork, Idaho
Diamond Creek, Idaho
Lemhi Pass, Idaho & Montana

Success Factors: Last Chance Deposit


10.08.2014 10:27

- **Critical rare earth historical measurements - high percentage of Europium in the total rare earths re-confirmed in 2013 by UREE**
- **Last Chance Europium-Rich (Dark Monazite)**
- **Highest % TREO ratio among known RE peers at >5%**
- **Currently highest market value**
- **Mine-Stockpile removal initiated metallurgical work**

Last Chance Deposit: Montana



Legend
Last Chance Existing Roads Reclamated According to USFS
Existing Adits (Shut In)
Shaft
Bm
BLM Lands
USFS Lands
30m Contour
5m Contour
Stockpile
LC Vein
North Adit (Elev 2312 m)
Northern Adit
Adit to be opened
Shaft
Stockpile
Southern Adit
South Adit (Elev 2266 m)
2414.9 m (7923 ft)
2342.4 m (7685 ft)
Last Chance Area
29
10S 15W
28
MONTANA
Mag Dec 14.1
250
0
250 meters
305000
305500
306000
4979500
4979000
4978500
A
B
C
D
E
F
G
J
K

Project Deposit Resources*: Last Chance Vein



Northern Adit
Shaft
Stockpile
Southern Adit
Approx. Boundary for 2013 Tonnage Est.

Idaho Energy Resources Co. (IERCO) Report, *1991 Historic Data**	Grade % REO	Ore Tons
Proven	0.93	16,427
Probable	0.48	79,905
Possible	0.28	486,519
Estimated	0.32	332,329

**The historic terms used -- Ore, Proven, Possible, Probable, and Estimated -- are not qualified SEC Reserves*

Last Chance Vein: Historical Work Advantages

- **UREE Exploration results consistent with:**
  - **Department of Energy ("DOE")**
  - **Defense Minerals Exploration Admin.**
  - **Idaho Energy Resources Co.**
  - **Tenneco Oil & Union Pacific Rail Road Co. historical data**
- **Formal Approval - U.S. Forest Service to re-open Last Chance Mine to remove up to 2,500 short tons of metallurgical sample**

  (10,000 tons allowed under Montana exploration guidelines)
- **Achievements (historical & recent including metallurgic testing) represent est. $12-15M hurdle for competitors & >4-5 years**

Project Deposit Resources: Last Chance Vein (NI 43-101 Guideline)

Cut-Off grams/tonne	Tonnes of Deposit	TREO Avg. Grade (g/tonne)
500	3,100,000	1,014
750	1,720,000	1,310
1000	963,500	1,650
1250	576,000	2,020
1500	363,000	2,430
2000	193,000	3,130



Inferred Mineral Resource
Cut-Off Estimated Grade & Tonnage
2 meter blocks
Metric Tonnes
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
0
500
1000
1500
2000
2500
3000
3500
4000
4500
5000
Total Rare Earth Oxide Mineralization Grade (g/tonne)
Historic Resources
Estimated Tonnage at Cut-Off Grade
Estimated Average Grade at Cutt-Off
Base Case Cut-Off

- **Inferred tonnage drilled in 2013**
- **Historical Estimates Support 2013-14 exploration work**
- **Efficient Fixed Costs**
- **Potential Variable Cost Savers**
  - **Dark Monazite**
  - **Europium-Rich**
  - **Magnetic Separation/ Gravity/ Floatation**

USRE – Last Chance Portfolio Dispersion by Weight

15 REE's | **10 of 15 REO's** | **USRE % of REOs by Weight**


La
Ce
Pr
Nd
Sm
Eu
Gd
Tb
Dy
Ho
Er
Tm
Yb
Lu
Y


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Total REO's
Tb
Eu
Y
Pr
Dy
Nd
Gd
Ce
La
Sm


49.6 wt%
of total REO
~97% of Value
49.8 wt%
of total REO
~3% of Value
Nd
23.9%
Gd
11.4%
Ce
22.8%
La
8.5%
Sm
18.8%
Dy
1.4%
Pr
3.8%
Y
3.2%
Eu
5.7%
Tb
0.6%

10 REOs = 100% Value
USRE Deposit: 97wt% 5 CREE's + Gd & Pr in value
LREE Deposits: Can typically have >85wt% La, Ce

(1) Source: Activation Laboratories, Ltd. assays on drill core and surface samples statistically averaged over mineralized tonnage estimate (2) Metal Pages, Oxides of REEs

Global Consumption by Weight of 7 USRE High-Value REOs



Global Demand for USRE 7 Value Rare Earths 2005-2018f
CAGR 8%
Metric Tonnes
60,000
50,000
40,000
30,000
20,000
10,000
0
2005a
2006a
2007a
2008a
2009a
2010a
2011a
2012a
2013f
2014f
2015f
2016f
2017f
2018f
CAGR 2012 - 2018f
Gd 6.9%
Pr 7.4%
Dy 0.1%
Nd 8.1%
Tb 2.7%
Eu 2.0%
Y 2.8%
Deutsche Bank ,2013 & Roskill 2012,2013

Source: Deutsche Bank AG/Sydney & Roskill Chegwidden J. 2012, 2013
CAGR: Compound Annual Growth Rate

Success Factors: Resources

- **USRE Last Chance Mine in Montana has historical resources >900,000 tons with underground workings, as originally calculated by Idaho Energy Resources Company, as reflected on Slide 18 (non-SEC compliant)**
- **First Rare Earths ("RE") underground mine in the U.S.A. since 1960's - currently removing underground RE sourced material (stockpile)**
- **Vertically Integrated Business Model to include mine production, separation, third-party direct sales, and recycling**

USRE – Last Chance Portfolio Dispersion by Value/Time



2014ye
2016f
2017f
2018f
CAGR 19% Growth
Nd 19%
Dy 7%
Pr 6%
Gd 7%
Tb 5%
5.7%wt
55% Value
Eu
Nd 24%
Dy 6%
Pr 8%
Gd 8%
Y 1%
Tb 6%
Europium 47%
Nd 26%
Dy 6%
Pr 9%
Gd 8%
Y 1%
Europium 45%
Tb 5%
Nd 29%
Dy 6%
Pr 10%
Gd 8%
Y 1%
5.7%wt
41% Value
Eu

FOB US –Value Contribution (USD/metric tonne REO)

	2014ye	2016f	2017f	2018f
3% REO's (49.8wt%)	$4,164	$3,744	$4,112	$4,496
97% REO's (49.6wt%)	$126,764	$120,462	$134,444	$150,783
Total	$130,928	$124,206	$138,556	$155,279

(1) Source: Activation Laboratories, Ltd. assays on drill core and surface samples statistically averaged over mineralized tonnage estimate (2)Metal Pages, Deutsche Bank 2013

Last Chance Basket Price Comparison

Company / Mine Site	% CREO / TREO[1]	Wt% of 97% Value	Basket Price[2]	China	USA
			Oct. 2014	2018, Fob Basket Price USD($)/kg	
U.S. Rare Earths / US	**35.2**	**49.8**	**$77.93**	**$87.73**	**$155.28**
Firm A-Sweden	51.1		$52.16		
Firm B-Canada	46.6		$52.44		
Firm C-US	46.0		$50.35		
Firm D-Canada	36.8		$48.44		
Firm E- Canada	32.4		$49.69		
Firm F- Australia	32.4		$34.23		
Firm G- US	19.3		$26.79		
Firm H- Tanzania	17.5		$23.65		

1) From Company presentations / websites; 2) Argus Direct, Oct. 17, 2014

USRE Pro Forma: 2018 Supply Goal

Supply Disruption

> USRE will produce an estimated 216 tonnes per year of REO.

- **USRE mine production along with the implementation of 3rd Party Trading**
- **Recycling**

USRE Mine Supply Disruption



Asia 3%
Others 4%
2018f USRE Supply 0.17%
Europe 18%
US 14%
Japan 60%

Source: ROW Forecast Demand Roskill, *2013* & *Deutsche Bank, 2013, Use by Country Deutsche Bank, 2013*

Pro Forma - Value-Added 10 REO Basket Price

FOB China ------------------------------------FOB USA – USRE Mine

1) **Mine Resources Beneficiation & Concentrate**
- **20% Margin**

2) **Product Integrated Separations Facility**
- **30% Margin**

3) **Integrated Trading Mechanism**
- **30-40% Margin**

USRE CREO Basket Price Value

2014_{ye} - USD $77.93/kg------USD $101.31/kg----USD $133.72/kg

2018_{f} - USD $87.73/kg------USD $116.68/kg----USD $155.28/kg

European Rare Earths Competency Network (ERECON) in Milan on October 16, 2014 – *Agreed supply shortages will continue for the time being. This isn't just a matter for tech companies: their gloomy outlook should be of crucial importance for the future of international relations.*

Material Handling Cost Efficacies



Spearated REO and Waste Material 37%
Waste Material 63%

Magnetic Separation

- Initial Grind to -14 mesh
- Cost Effective Magnetic Separation
- 67% Less Material to Grind
- REO Minerals Disassociated from Costly Unwanted Material

- Goal is to Concentrate REOs from remaining 37% by cost efficient magnetic separation method



Magnetically Spearated Material 37%

Waste

37% of recovered rock will have ~93% REOs

REOs

Large Decrease in Acid Consumption – A Significant Cost to Others



Concentrate
REO Concentrate
Imputritie

>90% Rare Earth Minerals (Dark Monazite, Xenotime)

Last Chance Development – Phase 1 (Q2/15-Q1/17)

- **Conduct feasibility work – Start Q2 2015**
- **Remove stock-pile and initiate mill and separations work flow – Start Q3 2015**
- **Complete mine design & permitting – Start Q3 2015**
- **Launch REO trading platform – Start Q3 2015**
- **Structure recycling – Start Q3 2015**
- **Build pilot mill – Start Q3 2015**
- **Develop intellectual property for separation – Start Q3 2015**
- **Open Last Chance mine adit – Start Q4 2015**
- **Exploration in-fill drilling to achieve Measured/Indicated resource – Start Q4 2015**
- **Adjacent exploration drilling to expand proven resources – Start Q4 2015**
- **Demonstrate optimal mill concentrate formula – Start Q4 2015**
- **Demonstrate “USRE” separation – Start Q4 2015**

Recap

- Develop independent CREE supply chain in the US
- USRE believes it has optimal Rare Earth Element deposit profile – 5 CREE + 2
- USRE optimal mineralogy – dark monazite: Eu & Nd rich
- 8% increase in demand estimated to lead to forecast under-supply of critical rare earths if USRE comes online in 2018
- Forecast for global demand shows an increase of consumer demand by 8% through 2018
- USRE portfolio value (7 high-value REOs) estimated to increase an estimated 19% through 2018
- Prior to production, set-up third party source and recycling trading platform from low cost Asian sources while they exist and sell FOB America
- The US Military acts as the global free-market's police
- USRE vertical integration objectives and deposit attributes make for an effective plan
- Properties located in the continental US mining-friendly district

Recap Cont'd

- **Formal approval from the U.S. Forest Service to re-open Last Chance Northern tunnel**
- **First Rare Earths ("RE") mine in U.S. since 1960's - currently removing underground RE sourced material (stockpile)**
- **Focused on the multi-billion dollar phosphors and magnetic markets**
- **Deposit basket price highest in market place driven by Europium & Neodymium equaling 75% of the economic value of the deposit**
- **Experienced Board of Directors & Management team to execute strategy of becoming first underground RE project in the USA**
- **Aims to offer a complete turnkey business platform & solution to the critical supply chain requirements in the USA, Europe & Asia Pack**

Questions?

Thank You